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                                                                    Exhibit 10.3

                                                                       EXECUTION


                          PLEDGE AND SECURITY AGREEMENT


                         DATED AS OF SEPTEMBER 27, 2000


                                     BETWEEN


                        EACH OF THE GRANTORS PARTY HERETO


                                       AND


                              FLEET NATIONAL BANK,
                             AS THE COLLATERAL AGENT


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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1. DEFINITIONS; GRANT OF SECURITY.....................................1
         1.1  General Definitions.............................................1
         1.2  Definitions; Interpretation.....................................8
         1.3  Grant of Security...............................................8
         1.4  Certain Limited Exclusions......................................9

SECTION 2. SECURITY FOR OBLIGATIONS; GRANTORS
         REMAIN LIABLE.......................................................10
         2.1  Security for Obligations.......................................10
         2.2  Grantors Remain Liable.........................................10

SECTION 3. REPRESENTATIONS AND WARRANTIES AND
         COVENANTS...........................................................11
         3.1  Generally......................................................11
         3.2  Equipment and Inventory........................................14
         3.3  Receivables....................................................15
         3.4  Investment Related Property....................................18
         3.5  Material Contracts.............................................24
         3.6  Letter of Credit Rights........................................26
         3.7  Intellectual Property..........................................26
         3.8  Commercial Tort Claims.........................................30

SECTION 4. ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES;
         ADDITIONAL GRANTORS.................................................30
         4.1  Access; Right of Inspection....................................30
         4.2  Further Assurances.............................................31
         4.3  Additional Grantors............................................33

SECTION 5. COLLATERAL AGENT APPOINTED
         ATTORNEY-IN-FACT....................................................33
         5.1  Power of Attorney..............................................33
         5.2  No Duty on the Part of Collateral Agent or Secured Parties.....34

SECTION 6. REMEDIES..........................................................34
         6.1  Generally......................................................34
         6.2  Investment Related Property....................................36
         6.3  Intellectual Property..........................................37
         6.4  Cash Proceeds.  ...............................................38
         6.5  Application of Proceeds........................................39


PLEDGE AND SECURITY AGREEMENT                                          EXECUTION
383562-New York S7A

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SECTION 7. COLLATERAL AGENT..................................................39

SECTION 8. CONTINUING SECURITY INTEREST;
         TRANSFER OF LOANS...................................................40

SECTION 9. STANDARD OF CARE; COLLATERAL AGENT
         MAY PERFORM.........................................................41

SECTION 10. INDEMNITY AND EXPENSES...........................................41

SECTION 11. MISCELLANEOUS....................................................42

SCHEDULE 3.1 - (A) FULL LEGAL NAME/ CHIEF EXECUTIVE OFFICE

               (B)  JURISDICTION OF ORGANIZATION

               (C)  OTHER NAMES

               (D)  FINANCING STATEMENTS

SCHEDULE 3.2 - LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 3.4 - INVESTMENT RELATED PROPERTY

SCHEDULE 3.6 - DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 3.7 - INTELLECTUAL PROPERTY

SCHEDULE 3.8 - COMMERCIAL TORT CLAIMS

EXHIBIT A - PLEDGE SUPPLEMENT

EXHIBIT B - UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C - SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D - DEPOSIT ACCOUNT CONTROL AGREEMENT


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     This PLEDGE AND SECURITY AGREEMENT, dated as of September 27, 2000 (this
"AGREEMENT"), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a "GRANTOR"), and FLEET NATIONAL BANK, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the "COLLATERAL AGENT").

                                    RECITALS:

     WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), by and among NETWORK PLUS, INC., a Massachusetts corporation ("COMPANY"), NETWORK PLUS CORP., a Delaware corporation, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as a Joint Lead Arranger, as Book Runner and as Syndication Agent, FLEET SECURITIES, INC., as a Joint Lead Arranger, DLJ BRIDGE FINANCE, INC., as Documentation Agent, and FLEET NATIONAL BANK, as Administrative Agent and as Collateral Agent;

     WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;

     WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed, subject to the terms and conditions hereof, each other Credit Document and each of the Hedge Agreements, to secure such Grantor's obligations under the Credit Documents and the Hedge Agreements as set forth herein; and

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:


1. SECTION DEFINITIONS; GRANT OF SECURITY.

1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

     "ACCOUNT DEBTOR" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.


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     "ACCOUNTS" shall mean (i) all "accounts" as defined in Article 9 of the UCC and (ii) all Health-Care-Insurance Receivables.

     "AGREEMENT" shall have the meaning set forth in the preamble.

     "ADDITIONAL GRANTORS" shall have the meaning assigned in Section 4.3.

     "ASSIGNED AGREEMENTS" shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, including, without limitation, each Material Contract, or to which such Grantor becomes a party after the date hereof, as each such agreement may be amended, supplemented or otherwise modified from time to time.

     "CASH PROCEEDS" shall have the meaning assigned in Section 6.4.

     "CHATTEL PAPER" shall mean all "chattel paper" as defined in Article 9 of the UCC.

     "COLLATERAL" shall have the meaning assigned in Section 1.3.

     "COLLATERAL AGENT" shall have the meaning set forth in the preamble.

     "COLLATERAL RECORDS" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

     "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

     "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in Revised Article 9, including, without limitation, all commercial tort claims listed on Schedule 3.8 (as such schedule may be amended or supplemented from time to time).

     "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading "Commodities Accounts" (as such schedule may be amended or supplemented from time to time).

     "CONTROLLED FOREIGN CORPORATION" shall mean "controlled foreign corporation" as defined in the United States Internal Revenue Code of 1986, as amended from time to time.


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     "COPYRIGHT LICENSES" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(B) (as amended or supplemented from time to time).

     "COPYRIGHTS" shall mean all United States, state and foreign copyrights, all mask works fixed in semi-conductor chip products (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor including, without limitation, the applications referred to in Schedule 3.7(A) (as amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

     "CREDIT AGREEMENT" shall have the meaning set forth in the preamble.

     "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

     "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in
Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time).

     "EQUIPMENT" shall mean: (i) all "equipment" as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

     "FOREIGN GRANTOR" shall have the meaning assigned in Section 3.3(b)(v) herein.

     "GENERAL INTANGIBLES" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements, all Intellectual Property and all Payment Intangibles (in each case, regardless of whether characterized as general intangibles under the UCC).

     "GOODS" (i) shall mean all "goods" as defined in Article 9 of the UCC and
(ii) shall include, without limitation, all Inventory and Equipment and any computer program


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embedded in the goods and any supporting information provided in connection with such program if (x) the program is associated with the goods in such a manner that is customarily considered part of the goods or (y) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods (in each case, regardless of whether characterized as goods under the UCC).

     "HEALTH-CARE-INSURANCE RECEIVABLE" shall have the meaning specified in Revised Article 9.

     "INDEMNITEE" shall mean the Collateral Agent, and its officers, partners, directors, trustees, employees, agents and Affiliates.

     "INSTRUMENTS" shall mean all "instruments" as defined in Article 9 of the UCC.

     "INSURANCE" shall mean: (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

     "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

     "INVENTORY" shall mean: (i) all "inventory" as defined in the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

     "INVESTMENT RELATED PROPERTY" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, Securities Accounts, Commodities Accounts, Deposit Accounts and certificates of deposit.

     "LETTER OF CREDIT RIGHT" shall have the meaning specified in Revised
Article 9.

     "MONEY" shall mean "money" as defined in the UCC.


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     "PATENT LICENSES" shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in
Schedule 3.7(D) (as amended or supplemented from time to time).

     "PATENTS" shall mean all United States, state and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Schedule 3.7(C) (as amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing.

     "PAYMENT INTANGIBLE" shall have the meaning specified in Revised Article 9.

     "PERMITTED SALE" shall mean those sales, transfers or assignments permitted by Section 6 of the Credit Agreement.

     "PLEDGED DEBT" shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 3.4 under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

     "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

     "PLEDGED LLC INTERESTS" shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 3.4 under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

     "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on
Schedule 3.4 under the heading "Pledged


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Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

     "PLEDGED TRUST INTERESTS" shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 3.4 under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

     "PLEDGED STOCK" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on
Schedule 3.4 under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

     "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

     "PROCEEDS" shall mean: (i) all "proceeds" as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     "RECEIVABLES" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.


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     "RECEIVABLES RECORDS" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise,
(iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

     "RECORD" shall have the meaning specified in Revised Article 9.

     "REQUISITE OBLIGEES" shall have the meaning assigned in Section 7.

     "REVISED ARTICLE 9" shall mean the 1999 Official Text of Article 9 of the Uniform Commercial Code with conforming amendments to Articles 1, 2, 2a, 4, 5, 6, 7 and 8 until such time as a version of such Official Text is adopted in the State of New York and subsequent thereto shall mean the version of such Official Text as adopted.

     "SECURED OBLIGATIONS" shall have the meaning assigned in Section 2.1.

     "SECURED PARTIES" means the Agents, the Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

     "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 3.4 under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

     "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in Revised Article 9.

     "TRADEMARK LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor


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thereunder) including, without limitation, each agreement referred to in
Schedule 3.7(F) (as amended or supplemented from time to time).

     "TRADEMARKS" shall mean all United States, state and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, internet domain names, trade styles, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to the registrations and applications referred to in Schedule 3.7(E) (as amended or supplemented from time to time) (the forgoing, however, shall exclude any "intent to use" trademarks and applications until the statement of use is filed in connection therewith; provided, however, that each Grantor shall not assign or grant a lien in such "intent to use" trademarks or applications to any Person other than the Collateral Agent) , all extensions or renewals of any of the foregoing, all of the goodwill of the business connected with the use of and symbolized by the foregoing, the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

     "TRADE SECRET LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 3.7(G) (as amended or supplemented from time to time).

     "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how now or hereafter owned or used in, or contemplated at any time for use in, the business of such Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, the right to sue for past, present and future infringement of any Trade Secret, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

1.2 DEFINITIONS; INTERPRETATION. The following capitalized terms are used as defined in the Credit Agreement: Credit Documents, Counterpart Agreement, Event of Default, Governmental Authority, Indebtedness, Lien, Material Adverse Effect, Material Contract, Net Asset Sale Proceeds, Obligations, Permitted Lien and Securities. All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC or, if


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not defined in either of the foregoing, in Revised Article 9. References to
"Sections", "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. The rules of construction set forth in Section 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

1.3 GRANT OF SECURITY. Each Grantor hereby grants to the Collateral Agent a security interest and continuing lien on all of such Grantor's right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "Collateral"):

(a)  Accounts;

(b)  Chattel Paper;

(c)  Documents;

(d)  General Intangibles;

(e)  Goods;

(f)  Instruments;

(g)  Insurance;

(h)  Intellectual Property;

(i)  Investment Related Property;

(j)  Letter of Credit Rights;

(k)  Money;

(l)  Receivables and Receivable Records;

(m)  Commercial Tort Claims;


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(n)  to the extent not otherwise included above, all Collateral Records,
Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

For avoidance of doubt it is expressly understood and agreed that, to the extent the Uniform Commercial Code is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision, it being the intention of the Grantors that the description of Collateral set forth above be construed to include the broadest possible range of assets (except as specifically excluded by Section
1.4 hereof). Notwithstanding the immediately preceding sentence, the foregoing grant is intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

1.4 CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor's right, title or interest
(a) any Collateral located in the State of Hawaii, (b) in any Intellectual Property if the grant of such security interest shall constitute or result in the abandonment, invalidation or rendering unenforceable any right, title or interest of any Grantor therein; (c) in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder, including, without limitation, with respect to any Pledged Partnership Interests or any Pledged LLC Interests, to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement (including, without limitation, any partnership agreements or any limited liability company agreements), or otherwise, result in a breach or termination of the terms of, or constitute a default under or termination of any such license, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code (or any successor provision or provisions, including, without limitation, Section 9-406 of Revised Article 9) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect; (d) in any of the outstanding capital stock of a Controlled Foreign Corporation, in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; or (e) in any title and interest of any Pledged Stock of International Software Developers Austrailia Pty Ltd. or NorthPoint Communications Group, Inc.


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2.  SECTION SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

2.1 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Obligations with respect to any Grantor (the "SECURED OBLIGATIONS").

(a) GRANTORS REMAIN LIABLE. Anything contained herein to the contrary notwithstanding:

     (i) each Grantor shall remain liable under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interest or Pledged LLC Interest, any Assigned Agreement and/or any other contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

     (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

     (iii) neither the Collateral Agent nor any Lender nor Lender Counterparty shall have any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent, any Lender or any Lender Counterparty be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(b) Neither the Collateral Agent, any Lender, any Lender Counterparty nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral unless the Collateral Agent, any Lender, any Lender Counterparty or any such purchaser otherwise expressly agrees in writing to assume any or all of said obligations.


3.  SECTION REPRESENTATIONS AND WARRANTIES AND COVENANTS.

3.1 GENERALLY.

(a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

     (i) it owns the Collateral purported to be owned by it and otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens;

     (ii) upon the filing of all UCC financing statements and other filings delivered by each Grantor, the security interests granted to the Collateral Agent hereunder constitute valid and perfected First Priority Liens (subject only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;

     (iii) its chief executive office is, and has been for the four month period preceding the date hereof, located at the places indicated on Schedule 3.1(A) (as amended or supplemented from time to time), and the jurisdiction of organization of such Grantor is the jurisdiction indicated on Schedule 3.1(B) (as amended or supplemented from time to time). If the chief executive office or sole place of business of any Grantor is located outside of the United States, then Schedule 3.1(A) (as amended or supplemented from time to time) shall also include the address of the major executive office in the United States, if any, of such Grantor;

     (iv) the full legal name of such Grantor is as set forth on Schedule 3.1(A) and it has not in the last five (5) years and does not do business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 3.1(C) (as amended or supplemented from time to time);

     (v) such Grantor has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated, except Permitted Liens;

     (vi) except for the filing of all UCC financing statements naming each Grantor as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule 3.1(D) hereof (as amended or supplemented from time to time) and all other filings delivered by each Grantor to the Collateral Agent, all actions and consents, including all filings, notices, registrations and recordings necessary or desirable to create, perfect or ensure the First Priority (subject only to Permitted Liens) of the security interests granted to the Collateral Agent hereunder or for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

     (vii) it has delivered to the Collateral Agent evidence and copies of all actions and consents, including all filings, notices, registrations and recordings (including the filings referred to in the immediately preceding clause (vi) above);

     (viii) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing or have been submitted for filing and (y) financing statements, instruments and fixture filings filed in connection with Permitted Liens;

     (ix) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by such Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by the Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by the immediately preceding clause (vi) above, (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities, (C) as set forth in Schedule 4.5 of the Credit Agreement, and (D) any filing required under the Federal Assignment of Claims Act, 41 USC ss.15; 31 USC ss.3727; and

     (x) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

(b)  COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

     (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

     (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

     (iii) it shall not change such Grantor's name, identity, corporate structure, sole place of business, chief executive office or jurisdiction of organization or establish any trade names unless it shall have notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request, Grantor agrees to promptly take all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby;

     (iv) it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

     (v) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may reasonably be expected to materially and adversely affect the value of the Collateral or any material portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any material portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof;

     (vi) it shall not take or permit any action which could reasonably be expected to impair the Collateral Agent's rights in the Collateral; and

3.2 EQUIPMENT AND INVENTORY.

(a) REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:

     (i) all of the Equipment and Inventory included in the Collateral is kept only at the locations specified in Schedule 3.2 (as amended or supplemented from time to time) or in transit between any such locations;

     (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

     (iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee except as specified on Schedule 3.2.

(b)  COVENANTS AND AGREEMENTS. Each Grantor covenants and agrees that:

     (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 3.2 (as amended or supplemented from time to time) or in transit between any such locations unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request; Grantor agrees to promptly take all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

     (ii) it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

     (iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;

     (iv) if any Equipment or Inventory is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent's security interest and using reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and

     (v) with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, (A) provide information with respect to any such Equipment in excess of $100,000 individually or $1,000,000 in the aggregate, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby.

3.3 RECEIVABLES.

(a) REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:

     (i) each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor (except for any pre-billed or unbilled Accounts), (b) is and will be enforceable in accordance with its terms and applicable law, and (c) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;

     (ii) none of the Account Debtors in respect of any Receivable, in excess of $100,000 individually or $1,000,000 in the aggregate, is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivable, in excess of $100,000 individually or $1,000,000 in the aggregate, requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained; and

     (iii) no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 3.3(c).

(b)  COVENANTS AND AGREEMENTS: Each Grantor hereby covenants and agrees that:

     (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

     (ii) it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper and Instruments (other than any delivered to the Collateral Agent as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;

     (iii) it shall perform in all material respects all of its obligations with respect to the Receivables except those subject to a reasonable contest. Notwithstanding the foregoing, such non-performance shall not continue past 90 days;

     (iv) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivable as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, while an Event of Default exists, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

     (v) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense and in its reasonable business judgment. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time to notify, or require any Grantor "located" (as such term is used in Section 9-103 of the UCC) in a jurisdiction which is not a part of the United States (such Additional Grantor, a "Foreign Grantor") to notify, any Account Debtor of such Foreign Grantor of the Collateral Agent's security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may in a commercially reasonable manner: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables, received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in an account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

     (vi) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(c) Delivery and Control of Receivables. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables in excess of $100,000 individually or $1,000,000 in the aggregate which would constitute "electronic chattel paper" under Revised Article 9, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of Revised Article 9): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivable hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent.

3.4 INVESTMENT RELATED PROPERTY.

(a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

     (i) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the headings "Pledged Stock, "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

     (ii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

     (iii) without limiting the generality of Section 3.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

     (iv) none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that are: (a) registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;

     (v) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Grantor and all of such Pledged Debt, exceeding $100,000 individually or

     $1,000,000 in the aggregate, has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor;

     (vi) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodities Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having "control" (as defined in Section 9-115(e) of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto;

     (vii) Schedule 3.4 (as amended or supplemented from time to time) sets forth under the heading "Deposit Accounts" all of the Deposit Accounts in which each Grantor has an interest and each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having either sole dominion and control or "control" (within the meaning of Section 9-104 of Revised Article 9) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

     (viii) each Grantor has taken all actions necessary or desirable (other than such actions identified in Schedule 5.11 of the Credit Agreement), including those specified in Section 3.4(c), to, upon the reasonable request of the Collateral Agent: (a) establish the Collateral Agent's "control" (within the meaning of Section 9-115 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts or Securities Entitlements;
     (b) establish the Collateral Agent's sole dominion and control over all Deposit Accounts; (c) establish the Collateral Agent's "control" (within the meaning of Section 9-104 of Revised Article 9) over all Deposit Accounts; and (d) to deliver all Instruments to the Collateral Agent.

(b)  COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

     (i) without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that has a Material Adverse Effect on the rights of such Grantor with respect to any Investment Related Property or has a Material Adverse Effect on the validity, perfection or priority of the Collateral Agent's security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets,
     (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the Uniform Commercial Code of any jurisdiction; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof;

     (ii) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 3.4 as required hereby;

     (iii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall be segregated from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest;

     (iv) it shall comply with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

     (v) it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any case or in the aggregate, a Material Adverse Effect;

     (vi) without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent company; provided that if the surviving or resulting company upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests having 65% of the voting power of all classes of capital stock of such issuer entitled to vote; and

     (vii) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

(c) DELIVERY AND CONTROL. Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 3.4(c) on or before the Closing Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section

3.4(c) immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Collateral Agent. With respect to any Investment Related Property that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Investment Related Property that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall use reasonable efforts to cause, and in the case of an issuer that is a Subsidiary, cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent's instructions with respect to such uncertificated security without further consent by such Grantor. With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall use reasonable efforts to cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement substantially in the form of Exhibit C hereto pursuant to which it shall agree to comply with the Collateral Agent's "entitlement orders" without further consent by such Grantor. With respect to any Investment Related Property that is a "Deposit Account," it shall use reasonable efforts to cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto, pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and "control" (as defined in Section 9-104 of Revised Article 9) over such Deposit Account. In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence of, and during the continuation of, an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent. In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

(d)  VOTING AND DISTRIBUTIONS.

     (i)  So long as no Event of Default shall have occurred and be continuing:

(A) except as otherwise provided in Section 3.4(b)(i) of this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor's consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 3.4(d)(i)(A), and no notice of any such voting or consent need be given to the Collateral Agent; and

(B) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause
     (A) above;

     (ii) Upon the occurrence and during the continuation of an Event of
     Default:

(A) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 5.

3.5 MATERIAL CONTRACTS.

(a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

     (i) Schedule 3.5 (as amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;

     (ii) the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms. There exists no default under any Material Contract by any party thereto and neither such Grantor, nor to its best knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract. Each Person party to a Material Contract (other than any Grantor) has executed and delivered, to the extent necessary or advisable, to the applicable Grantor a consent to the assignment of such Material Contract to the Collateral Agent pursuant to this Agreement; and

     (iii) no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made or is currently sought pursuant to Section 3.5(b)(v) hereof and Section 5.11 of the Credit Agreement.

(b)  COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that:

     (i) in addition to any rights under Section 3.3, the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein. In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;

     (ii) it shall perform in all material respects all of its obligations with respect to the Material Contracts;

     (iii) it shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable;

     (iv) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and

     (v) with respect to any agreement, contract or license to which any Grantor is a party that prevents the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise) (any such agreement, contract or license, a "Non-Assignable Contract"), each Grantor shall, within forty-five (45) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to the Collateral Agent for the benefit of Secured Parties and use its reasonable efforts to obtain such consent as soon as practicable thereafter.

     3.6 LETTER OF CREDIT RIGHTS.

(a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

     (i) all material letters of credit to which such Grantor is a beneficiary is listed on Schedule 3.6 (as amended or supplemented from time to time) hereto; and

     (ii) it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall use its reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

3.7 INTELLECTUAL PROPERTY.

(a) Representations and Warranties. Except as disclosed in Schedule 3.7(H) (as amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

     (i) Schedule 3.7 (as amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of such Grantor;

     (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property on Schedule 3.7 (as amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses contemplated under subsection (v) below;

     (iii) all material Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Intellectual Property in full force and effect;

     (iv) all material Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor's right to register, or such Grantor's rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor's knowledge, threatened;

     (v) all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secret Collateral has been licensed by any Grantor to any affiliate or third party other than non-exclusive licenses issued to agents or customers in the ordinary course of business , except as disclosed in Schedule 3.7(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

     (vi) each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

     (vii) except to the extent Grantor determines in its reasonable business judgment, each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of the Trademark Collateral owned by such Grantor use such adequate standards of quality sufficient to maintain the validity and Grantors' ownership of the respective license agreement and licensed marks;

     (viii) to our knowledge, the conduct of such Grantor's business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; no claim has been made against any Grantor, or, to its knowledge, against anyone else that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

     (ix) to the best of each Grantor's knowledge, no third party is infringing upon any material Intellectual Property owned or used by such Grantor;

     (x) no settlement or consents, covenants not to sue, non-assertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that have a Material Adverse Effect on Grantor's rights to own or use any Intellectual Property; and

     (xi) each Grantor has not made a previous assignment, sale, transfer, or agreement constituting a present or future assignment, sale, transfer, or agreement of any Intellectual Property that has not been terminated or released, except for the licenses contemplated under subsection (v) above. There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent, except Permitted Liens.

(b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees as follows:

     (i) it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would have a Material Adverse Effect upon the validity, grant, or enforceability of the security interest granted therein;

     (ii) except to the extent Grantor determines in its reasonable business judgment, it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality sufficient to maintain the validity and Grantors' ownership of the respective license agreement and licensed marks;

     (iii) it shall, within sixty (60) days of the creation or acquisition of any Copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office; all exclusive Copyright licenses under which any Grantor is the licensee have been duly recorded in the U.S. Copyright Office and are listed on Schedule 3.7;

     (iv) it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, and state registry, any foreign counterpart of the foregoing, or any court;

     (v) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property (except for such works with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration) including, but not limited to, those items on Schedule 3.7(A), (C) and (E) (as each may be amended or supplemented from time to time);

     (vi) in the event that any Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its exclusive rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

     (vii) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property and any statement of use in connection with any "intent to use" trademark with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

     (viii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent's interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

     (ix) except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, (a) each Grantor shall not execute, nor authorize the filing in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and (b) each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Credit Documents;

     (x) it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any such contract or in any Intellectual Property;

     (xi) it shall take all steps reasonably necessary to protect the secrecy of all material trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to material secret information and documents;

     (xii) it shall use proper statutory notice and marketing practices in connection with its use of any of the material Intellectual Property, to the extent that such is legally required in order to obtain all available types of damages, make all available claims, and defeat available defenses; and

     (xiii) it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Collateral Agent's reasonable direction, shall take) such action as such Grantor may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Foreign Grantor to notify, any obligors of such Foreign Grantor with respect to any such amounts of the existence of the security interest created hereby.

3.8 COMMERCIAL TORT CLAIMS.

(a) REPRESENTATIONS AND WARRANTIES. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 3.8 (as amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor; and

(b) COVENANTS AND AGREEMENTS. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.


4. SECTION ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

4.1 ACCESS; RIGHT OF INSPECTION. Upon reasonable notice, the Collateral Agent shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall, during normal business hours and at reasonable intervals, also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Intellectual Property, Inventory or Equipment of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

4.2 FURTHER ASSURANCES.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

     (i) execute and file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

     (ii) take all actions reasonably necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

     (iii) within 60 days after the date of effectiveness of Revised Article 9 in the State of Massachusetts, furnish to the Collateral Agent an opinion of counsel covering such jurisdiction either (x) stating that, in the opinion of such counsel, such action has been taken to maintain the validity, perfection and priority of the lien and security interest granted hereby, including, without limitation, with respect to the execution and filing of any financing statements and continuation statements as is necessary and reciting the details of such action or (y) stating that in the opinion of such counsel no such action is necessary to maintain the validity, perfection and priority of such lien and security interest under Revised 9;

     (iv) at any reasonable time, upon reasonable notice, during normal business hours and at reasonable intervals, upon request by the Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

     (v) at the Collateral Agent's request, appear in and defend any action or proceeding that may reasonably be expected to have a Material Adverse Effect on such Grantor's title to or the Collateral Agent's security interest in all or any part of the Collateral.

(b) In addition, to the extent permitted by applicable law, each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor, consistent as set forth in the Agreement herein. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c) Each Grantor hereby authorizes the Collateral Agent to file a record or records (as defined in Revised Article 9), including, without limitation, financing statements, in all jurisdictions and with all filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property."

(d) Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor's approval of or signature to such modification by amending Schedule 3.7 (as amended or supplemented from time to time) to include reference to any right, title or interest in any existing material Intellectual Property or any material Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

4.3 ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "ADDITIONAL GRANTOR"), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of

Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.


5. SECTION COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

5.1 POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation and subject to, the following:

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e) to prepare, sign and file any UCC financing statements in the name of such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of Grantor as assignor;

(g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h) If any Event of Default shall have occurred and be continuing, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

5.2 NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.


6. SECTION REMEDIES.

6.1 GENERALLY. If any Event of Default shall have occurred and be continuing:

(a) The Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may pursue any of the following separately, successively or simultaneously:

     (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

     (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

     (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any commercially reasonable manner to the extent the Collateral Agent deems appropriate;

     (iv) without notice except as specified below, sell, assign, lease, license (on an exclusive or non-exclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable; and

     (v) exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any Deposit Account maintained with the Collateral Agent constituting part of the Collateral.

(b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any such sale and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree provided the sale is done in a commercially reasonable manner. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral, except as required by law.

(d) If the Collateral Agent sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral.

(e) The Collateral Agent shall have no obligation to marshall any of the Collateral.

6.2 INVESTMENT RELATED PROPERTY. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it, provided such sale is done in a commercially reasonable manner. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the

Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

6.3 INTELLECTUAL PROPERTY.

(a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

     (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the reasonable exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, and to the extent provided for under applicable law each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement;

     (ii) immediately after written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

     (iii) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

          (1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 6.5; and

          (2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to the Collateral Agent and Permitted Liens.

(c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 6 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

6.4 CASH PROCEEDS. If any Event of Default shall have occurred and be continuing, in addition to the rights of the Collateral Agent specified in
Section 3.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, "CASH PROCEEDS") shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 3.4(b)(iii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise):
(i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Agent for the benefit of the Grantor and turned over to the Grantor and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against, the Secured Obligations then due and owing.

6.5 APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral, if any Event of Default shall have occurred and be continuing, shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

7. SECTION COLLATERAL AGENT.

     The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section, each Lender Counterparty, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Lender Counterparty that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Lenders and Lender Counterparties in accordance with the terms of this Section. The Collateral Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to terms of the Credit Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement; removal of Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute removal as the Collateral Agent under this Agreement; and appointment of a successor Administrative Agent pursuant to the terms of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Administrative Agent under the terms of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereby also be deemed the successor Collateral Agent and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.


8. SECTION CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

     This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate hereunder and of record and all rights to the

Collateral shall revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

9. SECTION STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

     The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section
10.2 of the Credit Agreement.

10. SECTION INDEMNITY AND EXPENSES.

(a)  Each Grantor agrees:

     (i) to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless each Indemnitee, from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result from such Indemnitee's gross negligence or willful misconduct; and

     (ii) to pay to the Collateral Agent promptly following written demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents in accordance with the terms and conditions of the Credit Agreement.

(b) The obligations of each Grantor in this Section 10 shall survive the termination of this Agreement and the discharge of such Grantor's other obligations under this Agreement, the Hedge Agreements, the Credit Agreement and any other Credit Documents.

11. SECTION MISCELLANEOUS.

     Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                NETWORK PLUS, INC.


                                                By: /s/ James J. Crowley
                                                    ------------------------
                                                    Name: James J. Crowley
                                                    Title: EVP and COO


                                                NETWORK PLUS CORP.


                                                By: /s/ James J. Crowley
                                                    ------------------------
                                                    Name: James J. Crowley
                                                    Title: EVP and COO


                                                FLEET NATIONAL BANK,
                                                as the Collateral Agent


                                                By: /s/ Kay H. Campbell
                                                    -----------------------
                                                    Name: Kay H. Campbell
                                                    Title:  Vice President

                                                                       EXHIBIT A
                                                TO PLEDGE AND SECURITY AGREEMENT


                                PLEDGE SUPPLEMENT

     This PLEDGE SUPPLEMENT, dated [MM/DD/YY], is delivered pursuant to the Pledge and Security Agreement, dated as of [MM/DD/YY] (as it may be from time to time amended, modified or supplemented, the "SECURITY AGREEMENT"), among NETWORK PLUS, INC., the other Grantors named therein, and FLEET NATIONAL BANK, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

     Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor's right, title and interest in and to all Collateral, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

     IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].


                                            [NAME OF GRANTOR]


                                            By:_____________________________
                                                              Name:
                                                              Title:

                                                      SUPPLEMENT TO SCHEDULE 3.1
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A) Full Legal Name and Chief Executive Office or Sole Place of Business of each Grantor(1):

(B)  Jurisdiction of Organization of each Grantor:

(C) Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted Business for the past Five (5) Years:

(D)  Financing Statements:

     Grantor                    Filing Jurisdiction(s)
     -------                    ----------------------






---------------
(1) If the principal place of business of any Grantor is located outside of the United States, include the address of the major executive office in the United States, if any, of such Grantor.

                                                      SUPPLEMENT TO SCHEDULE 3.2
                                                TO PLEDGE AND SECURITY AGREEMENT


Additional Information:

Grantor                             Location of Equipment and Inventory
-------                             -----------------------------------






PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

                                                      SUPPLEMENT TO SCHEDULE 3.4
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Pledged Stock:


Pledged Partnership Interests:


Pledged LLC Interests:


Pledged Trust Interests:


Pledged Debt:


Securities Account:


Commodities Accounts:


Deposit Accounts:



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

                                                      SUPPLEMENT TO SCHEDULE 3.5
                                                TO PLEDGE AND SECURITY AGREEMENT


Additional Information:

Grantor                             Description of Material Contract
-------                             --------------------------------






PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

                                                      SUPPLEMENT TO SCHEDULE 3.6
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Grantor                             Description of Letters of Credit
-------                             --------------------------------









PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

                                                      SUPPLEMENT TO SCHEDULE 3.7
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)  Copyrights

(B)  Copyright Licenses

(C)  Patents

(D)  Patent Licenses

(E)  Trademarks

(F)  Trademark Licenses

(G)  Trade Secret Licenses

(H)  Intellectual Property Matters



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

                                                      SUPPLEMENT TO SCHEDULE 3.8
                                                TO PLEDGE AND SECURITY AGREEMENT


Additional Information:

Grantor                                 Commercial Tort Claims
-------                                 ----------------------

Network Plus, Inc.

Network Plus Corp.




PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A


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

                                                                       EXHIBIT B
                                                TO PLEDGE AND SECURITY AGREEMENT


                  UNCERTIFICATED SECURITIES CONTROL AGREEMENT


     This Uncertificated Securities Control Agreement dated as of _________, 2000 among ________________ (the "PLEDGOR"), Fleet National Bank, as the collateral agent for the Secured Parties (the "COLLATERAL AGENT"), and __________, a ________corporation (the "ISSUER"). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated [as of the date hereof], among the Pledgor, the other Grantors party thereto and the Collateral Agent (the "SECURITY AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.


1. SECTION REGISTERED OWNERSHIP OF SHARES. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of __________ shares of the Issuer's [common] stock (the "Pledged Shares") and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

2. SECTION INSTRUCTIONS. If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

3. SECTION ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Collateral Agent:

(a) It has not entered into, and until the termination of the this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c) Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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

writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

(d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

4. SECTION CHOICE OF LAW. This Agreement shall be governed by the laws of the State of New York.

5. SECTION CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

6. SECTION VOTING RIGHTS. Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

7. SECTION SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

8. SECTION INDEMNIFICATION OF ISSUER. The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer's negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

9. SECTION NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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

     Pledgor:          [INSERT ADDRESS]
                       Attention:
                       Telecopier:

     Collateral Agent: [INSERT ADDRESS]
                       Attention:
                       Telecopier:

     Issuer:           [INSERT ADDRESS]
                       Attention:
                       Telecopier:

     Any party may change its address for notices in the manner set forth above.

10. SECTION TERMINATION. The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent's security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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

11. SECTION COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                                     [NAME OF PLEDGOR]


                                     By:
                                        -------------------
                                        Name:
                                        Title:


                                     FLEET NATIONAL BANK,
                                     as the Collateral Agent


                                     By:
                                        -------------------
                                        Name:
                                        Title:


                                     [NAME OF ISSUER]


                                     By:
                                        -------------------
                                        Name:
                                        Title:



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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                                                                       EXHIBIT A


                        [Letterhead of Collateral Agent]



                                                  [Date]


[Name and Address of Issuer]

Attention:
          ------------------------------


     Re:  Termination of Control Agreement
          --------------------------------

     You are hereby notified that the Uncertificated Securities Control Agreement between you, [THE PLEDGOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from [THE PLEDGOR]. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [THE PLEDGOR] pursuant to any other agreement.

     You are instructed to deliver a copy of this notice by facsimile transmission to [insert name of Pledgor].

                                          Very truly yours,

                                          [NAME OF COLLATERAL AGENT],
                                                as the Collateral Agent


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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                                                                       EXHIBIT C
                                                TO PLEDGE AND SECURITY AGREEMENT


                      SECURITIES ACCOUNT CONTROL AGREEMENT


     This Securities Account Control Agreement dated as of _________, 2000 (this "AGREEMENT") among ____________________________ (the "DEBTOR"), Fleet National Bank, as the collateral agent for the Secured Parties (the "COLLATERAL AGENT"), and ____________, in its capacity as a "securities intermediary" as defined in
Section 8-102 of the UCC (in such capacity, the "SECURITIES INTERMEDIARY"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated [as of the date hereof], among the Debtor, the other Grantors party thereto and the Collateral Agent (the "SECURITY AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

1. SECTION Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:

(a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" (such account and any successor account, the "SECURITIES ACCOUNT") and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Collateral Agent;

(b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d)  The Securities Account is a "securities account" within the meaning of
Section 8-501 of the UCC.



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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2. SECTION "FINANCIAL ASSETS" ELECTION. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

3. SECTION CONTROL OF THE SECURITIES ACCOUNT. If at any time the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Collateral Agent, the Securities Intermediary shall follow the orders issued by the Collateral Agent.

4. SECTION SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

5. SECTION CHOICE OF LAW. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC and Revised Article 9, New York shall be deemed to be the Securities Intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

6. SECTION CONFLICT WITH OTHER AGREEMENTS.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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(c)  The Securities Intermediary hereby confirms and agrees that:

     (i) There are no other agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

     (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

     (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

7. SECTION ADVERSE CLAIMS. Except for the claims and interest of the Collateral Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any "financial asset" (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Debtor thereof.

8. SECTION MAINTENANCE OF SECURITIES ACCOUNT. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a) NOTICE OF SOLE CONTROL. If at any time the Collateral Agent delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Collateral Agent.

(b) VOTING RIGHTS. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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(c)  PERMITTED INVESTMENTS. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

(d) STATEMENTS AND CONFIRMATIONS. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 12 of this Agreement.

(e) TAX REPORTING. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

9. SECTION REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY. The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a) The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

10. SECTION INDEMNIFICATION OF SECURITIES INTERMEDIARY. The Debtor and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary's negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

11. SECTION SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of



PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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
law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

12. SECTION NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

     Debtor:                [INSERT ADDRESS]
                            Attention:
                            Telecopier:


     Collateral Agent:      [INSERT ADDRESS]
                            Attention:
                            Telecopier:


     Financial Institution: [INSERT ADDRESS]
                            Attention:
                            Telecopier:


     Any party may change its address for notices in the manner set forth above.

13. SECTION TERMINATION. The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Collateral Agent's security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

14. SECTION COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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     IN WITNESS WHEREOF, the parties hereto have caused this Securities Account
Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.


                                     [DEBTOR]


                                     By:
                                        ------------------------
                                        Name:
                                        Title:


                                     FLEET NATIONAL BANK,
                                     as the Collateral Agent


                                     By:
                                        ------------------------
                                        Name:
                                        Title:


                                     [NAME OF INSTITUTION SERVING
                                     AS FINANCIAL INSTITUTION]


                                     By:
                                        ------------------------
                                        Name:
                                        Title:


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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
                                                                       EXHIBIT A
                                         TO SECURITIES ACCOUNT CONTROL AGREEMENT


                        [Letterhead of Collateral Agent]


     [Date]


[Name and Address of Financial Institution]

Attention:

     Re: Notice of Sole Control
         ----------------------

Ladies and Gentlemen:

     As referenced in the Securities Account Control Agreement dated as of _______, 2000 among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number ____________ (the "SECURITIES ACCOUNT") and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

                                            Very truly yours,

                                            [NAME OF COLLATERAL AGENT],
                                            as the Collateral Agent


                                            By:
                                               ------------------------------
                                               Name:
                                               Title:


cc: [NAME OF THE DEBTOR]


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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                                                                       EXHIBIT B
                                         TO SECURITIES ACCOUNT CONTROL AGREEMENT


                              Permitted Investments
                              ---------------------

[TO COME]


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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                                                                       EXHIBIT C
                                         TO SECURITIES ACCOUNT CONTROL AGREEMENT


                        [Letterhead of Collateral Agent]



                                                            [Date]


[Name and Address of Financial Institution]

Attention:


          Re:  Termination of Securities Account Control Agreement
               ---------------------------------------------------

     You are hereby notified that the Securities Account Control Agreement dated as of _______, 2000 among you, [NAME OF THE DEBTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

                                           Very truly yours,

                                           [NAME OF COLLATERAL AGENT],
                                           as the Collateral Agent


                                           By:
                                              --------------------------------
                                              Name:
                                              Title:


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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
                                                                       EXHIBIT D
                                                TO PLEDGE AND SECURITY AGREEMENT


                        DEPOSIT ACCOUNT CONTROL AGREEMENT


     This Deposit Account Control Agreement dated as of _________, 2000 (this "AGREEMENT") among ____________________________ (the "DEBTOR"), Fleet National Bank, as the collateral agent for the Secured Parties (the "COLLATERAL AGENT"),and ____________, in its capacity as a "bank" as defined in Section 9-102 of Revised Article 9 (in such capacities, the "FINANCIAL INSTITUTION"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated [as of the date hereof], among the Debtor, the other Grantors party thereto and the Collateral Agent (the "SECURITY AGREEMENT"). All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

1. SECTION ESTABLISHMENT OF DEPOSIT ACCOUNT. The Financial Institution hereby confirms and agrees that:

(a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" (such account and any successor account, the "DEPOSIT ACCOUNT") and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Collateral Agent; and

(b) The Deposit Account is a "deposit account" within the meaning of Section 9-102(a)(29) of Revised Article 9.

2. SECTION CONTROL OF THE DEPOSIT ACCOUNT. If at any time the Financial Institution shall receive any instructions originated by the Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. [The Financial Institution hereby acknowledges that for purposes of Section 9-302 of the [California Uniform Commercial Code/Illinois Uniform Commercial Code] it has received notice of the security interest of the Collateral Agent in the Deposit Account and hereby acknowledges and consents to such lien.]

3. SECTION SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

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
Collateral Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

4. SECTION CHOICE OF LAW. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC and Revised Article 9, New York shall be deemed to be the Financial Institution's jurisdiction (within the meaning of Section 9-304 of Revised Article 9 and the Deposit Account shall be governed by the laws of the State of New York.

5. SECTION CONFLICT WITH OTHER AGREEMENTS.

(a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c)  The Financial Institution hereby confirms and agrees that:

     (i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account; and

     (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of Revised Article 9.

6. SECTION ADVERSE CLAIMS. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agent and the Debtor thereof.


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383562.10-New York S7A

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
7. SECTION MAINTENANCE OF DEPOSIT ACCOUNT. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a) STATEMENTS AND CONFIRMATIONS. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 11 of this Agreement; and

(b) TAX REPORTING. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

8. SECTION REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FINANCIAL INSTITUTION. The Financial Institution hereby makes the following representations, warranties and covenants:

(a) The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b) This Agreement is the valid and legally binding obligations of the Financial Institution.

9. SECTION INDEMNIFICATION OF FINANCIAL INSTITUTION. The Debtor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution's negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

10. SECTION SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

11. SECTION NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

     Debtor:                [INSERT ADDRESS]
                            Attention:
                            Telecopier:


     Collateral Agent:      [INSERT ADDRESS]
                            Attention:
                            Telecopier:


     Financial Institution: [INSERT ADDRESS]
                            Attention:
                            Telecopier:

     Any party may change its address for notices in the manner set forth above.

12. SECTION TERMINATION. The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing. The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Collateral Agent's security interest in the Deposit Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

13. SECTION COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

     IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.


                                     [DEBTOR]


                                     By:
                                        ------------------------
                                        Name:
                                        Title:


                                     FLEET NATIONAL BANK,
                                     as the Collateral Agent


                                     By:
                                        ------------------------
                                        Name:
                                        Title:



                                     [NAME OF INSTITUTION SERVING
                                     AS FINANCIAL INSTITUTION]


                                     By:
                                        ------------------------
                                        Name:
                                        Title:


PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

                                                                       EXHIBIT A
                                            TO DEPOSIT ACCOUNT CONTROL AGREEMENT


                        [Letterhead of Collateral Agent]


                                                    [Date]


[Name and Address of Financial Institution]

Attention:


     Re:  Termination of Deposit Account Control Agreement
          ------------------------------------------------

     You are hereby notified that the Deposit Account Control Agreement dated as of __________, 2000 among [NAME OF THE DEBTOR], you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) from [NAME OF THE DEBTOR]. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE DEBTOR] pursuant to any other agreement.

     You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE DEBTOR].

                                        Very truly yours,

                                        [NAME OF COLLATERAL AGENT],
                                        as the Collateral Agent


                                        By:
                                           --------------------
                                           Name:
                                           Title:




PLEDGE AND SECURITY AGREEMENT
383562.10-New York S7A

                                       1